UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 13, 2020 (November 13, 2020)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, $0.10 par value	TPRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
As previously announced, Third Point Reinsurance Ltd. (“Third Point Re”) entered into the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 6, 2020, by and among Third Point Re, Sirius International Insurance Group, Ltd. (“Sirius”), a Bermuda exempted company limited by shares, and Yoga Merger Sub Limited (“Merger Sub”), a Bermuda exempted company limited by shares and wholly owned subsidiary of Third Point Re, pursuant to which Merger Sub will be merged with and into Sirius (the “Merger”), with Sirius continuing as the surviving company in the Merger, as a wholly owned subsidiary of Third Point Re.
Third Point Re filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 dated September 23, 2020, which was subsequently amended and declared effective by the SEC on October 23, 2020 (the “Form S-4”), which includes a document that serves as a prospectus of Third Point Re and a proxy statement of Sirius (the “Joint Proxy Statement/Prospectus”) in connection with the Merger.
Third Point Re is making the below supplemental disclosures to the Joint Proxy Statement/Prospectus. This supplemental information should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the Joint Proxy Statement/Prospectus. All page references in the information below are to pages in the Joint Proxy Statement/Prospectus. Paragraph references used herein refer to the Joint Proxy Statement/Prospectus before any additions or deletions resulting from the supplemental disclosures. The information contained herein speaks only as of August 6, 2020 unless the information indicates another date applies.
SUPPLEMENT TO THE JOINT PROXY STATEMENT/PROSPECTUS
1.     The section of the Joint Proxy Statement/Prospectus entitled “Opinion of J.P. Morgan Securities LLC, Financial Advisor to Third Point Re—Public Trading Multiples” is hereby amended and restated in its entirety as follows:
Public Trading Multiples. Using publicly available information, J.P. Morgan compared selected financial data of Sirius and Third Point Re with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to those engaged in by Sirius and Third Point Re.
For Sirius, the companies selected by J.P. Morgan were as follows:
•RenaissanceRe Holdings Ltd.
•Everest Re Group, Ltd.
•AXIS Capital Holdings Limited
For Third Point Re, the companies selected by J.P. Morgan were as follows:
•Watford Holdings Ltd.
•Greenlight Capital Re, Ltd.
These companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for the purposes of J.P. Morgan’s analysis, may be considered similar to those of Sirius or Third Point Re, as applicable. However, certain of these companies may have characteristics that are materially different from those of Sirius and Third Point Re. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect Sirius and Third Point Re.
Using publicly available information, J.P. Morgan calculated, for each selected company, the ratios of (i) the company’s share price to the consensus equity research analyst estimate for the company’s earnings per share (“EPS”) for the year ending December 31, 2021 (the “P/2021E EPS”), (ii) the company’s share price to the book value of equity per share (“BVPS”) as of June 30, 2020 (the “P/06-30-2020 BVPS”) and (iii) the company’s share price to the tangible book value of equity per share

(“TBVPS”) as of June 30, 2020 (the “P/06-30-2020 TBVPS”).1 The P/2021E EPS, P/06-30-2020 BVPS and P/06-30-2020 TBVPS for Sirius (based on Sirius’ EPS of $0.95, BVPS of $13.18 and TBVPS of $8.39, in each case, as of the applicable date and based on the information furnished to J.P. Morgan by the management of Third Point Re), Third Point Re (based on Third Point Re’s EPS of $1.13, BVPS of $14.66 and TBVPS of $14.66, in each case, as of the applicable date and based on the information furnished to J.P. Morgan by the management of Third Point Re) and each selected company are as follows:

	P/2021E EPS	P/06-30-2020 BVPS	P/06-30-2020 TBVPS

Sirius	7.5x	0.54x	0.85x
Third Point Re	7.2x	0.56x	0.56x

RenaissanceRe Holdings Ltd.	12.0x	1.32x	1.36x
Everest Re Group, Ltd.	9.1x	1.02x	1.02x
AXIS Capital Holdings Limited	8.9x	0.76x	0.82x

Watford Holdings Ltd.	4.3x	0.42x	0.43x
Greenlight Capital Re, Ltd.	5.8x	0.59x	0.59x
For Sirius, based on the results of this analysis, J.P. Morgan selected multiple reference ranges of 7.5x – 12.0x, 0.54x – 1.32x and 0.82x – 1.36x for Sirius’ P/2021E EPS, P/06-30-2020 BVPS and P/06-30-2020 TBVPS, respectively. After applying such ranges to the projected EPS for Sirius for the year ending December 31, 2021, the BVPS for Sirius as of June 30, 2020, and the TBVPS for Sirius as of June 30, 2020, respectively, the analysis indicated the following ranges of implied per share equity value (rounded to the nearest $0.25) and implied aggregate equity value for shares of Sirius common stock:

	Implied Per Share Equity Value		Implied Aggregate Equity Value
	Low	High	Low	High
Sirius P/2021E EPS	$7.25	$11.50	$850mm	$1.350bn
Sirius P/06-30-2020 BVPS	$7.25	$17.25	$850mm	$2.020bn
Sirius P/06-30-2020 TBVPS	$7.00	$11.50	$820mm	$1.350bn
The ranges of implied per share equity value for Sirius common stock were compared to the closing share price of Sirius common stock of $7.16 on August 5, 2020, the trading day immediately preceding the date of the written opinion, dated August 6, 2020, and the implied aggregate per share consideration (based on the closing price of Third Point Re common stock on August 5, 2020) of $6.59.
For Third Point Re, based on the results of the analysis described above, J.P. Morgan selected multiple reference ranges of 4.3x – 7.2x, 0.42x – 0.59x and 0.43x – 0.59x for Third Point Re’s P/2021E EPS, P/06-30-2020 BVPS and P/06-30-2020 TBVPS, respectively. After applying such ranges to the projected EPS for Third Point Re for the year ending December 31, 2021, the BVPS for Third Point Re as of June 30, 2020, and the TBVPS for Third Point Re as of June 30, 2020, respectively, the analysis indicated the following ranges of implied per share equity value (rounded to the nearest $0.25) and implied aggregate equity value for shares of TP Re common stock:

	Implied Per Share Equity Value		Implied Aggregate Equity Value
	Low	High	Low	High
Third Point Re P/2021E EPS	$4.75	$8.25	$450mm	$780mm
Third Point Re P/06-30-2020 BVPS	$6.25	$8.75	$590mm	$830mm
Third Point Re P/06-30-2020 TBVPS	$6.25	$8.75	$590mm	$830mm
1 The BVPS and TBVPS for Everest Re and Greenlight Capital Re were calculated as of March 31, 2020, due to the fact that the June 30, 2020 financial results for these companies had not been reported as of the date of J.P. Morgan’s oral opinion.

The ranges of implied per share equity value for Third Point Re common stock were compared to the closing share price of Third Point Re common stock of $8.15 on August 5, 2020, the trading day immediately preceding the date of the written opinion, dated August 6, 2020.
2.     The section of the Joint Proxy Statement/Prospectus entitled “Opinion of J.P. Morgan Securities LLC, Financial Advisor to Third Point Re—Selected Transaction Analysis” is hereby amended and restated in its entirety as follows:
Selected Transaction Analysis. Using publicly available information, J.P. Morgan reviewed selected transactions involving acquired businesses and assets that, for purposes of J.P. Morgan’s analysis, may be considered similar to Sirius’ business or assets. Using publicly available information, J.P. Morgan calculated, for each selected transaction, the ratio of (i) the target company’s share price to EPS for the twelve months subsequent to the announcement date (the “P/EPS”), (ii) the target company’s share price to the most recently reported BVPS as of the announcement date (the “P/BVPS”) and (iii) the target company’s share price to the most recently reported TBVPS as of the announcement date (the “P/TBVPS”). Specifically, J.P. Morgan reviewed the following transactions:

Month/Year Announced	Target	Acquiror	P/EPS	P/BVPS	P/TBVPS

March 3, 2020	PartnerRe Ltd Group	Covéa Group	--	1.38x	1.51x
October 30, 2018	TMR Group	RenaissanceRe Holdings Ltd.	--	1.01x	1.02x
August 28, 2018	Aspen Insurance Holdings Limited	Apollo Global Management LLC	14.2x	1.10x	1.12x
March 5, 2018	XL Group Ltd	AXA SA	14.1x	1.50x	1.94x
January 22, 2018	Validus Holdings, Ltd	American International Group, Inc	15.4x	1.53x	1.72x
December 18, 2016	Allied World Assurance Company Holdings AG	Fairfax Financial Holdings Limited	16.9x	1.30x	1.51x
October 5, 2016	Endurance Specialty Holdings Ltd.	SOMPO Holdings, Inc.	16.3x	1.36x	1.53x
August 3, 2015	PartnerRe Ltd.	Exor S.p.A	13.3x	1.13x	1.25x
July 27, 2015	Sirius International Insurance Group, Ltd.	CM International Holding Pte. Ltd.	--	--	1.27x
March 31, 2015	Montpelier Re Holdings Ltd.	Endurance Specialty Holdings Ltd.	17.4x	1.17x	1.17x
November 24, 2014	Platinum Underwriters Holdings Ltd.	RenaissanceRe Holdings Ltd.	--	1.11x	1.11x
None of the selected transactions reviewed was identical to the proposed merger. However, the selected transactions were chosen because certain aspects of the transactions, for purposes of J.P. Morgan’s analysis, may be considered similar to the proposed merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions differently than they would affect the proposed merger.
Based on the results of this analysis and Sirius’ EPS of $0.95, BVPS of $13.18 and TBVPS of $8.39 (in each case, as of the applicable date and based on the information furnished to J.P. Morgan by the management of Third Point Re), J.P. Morgan selected multiple reference ranges for P/EPS, P/BVPS and TBVPS of 13.3x – 17.4x, 1.01x – 1.53x and 1.02x – 1.94x, respectively, and applied them to Sirius’ P/2021E EPS, P/06-30-2020 BVPS and P/06-30-2020 TBVPS, respectively. This analysis indicated the following ranges of implied per share equity value (rounded to the nearest $0.25) and implied aggregate equity value for Sirius common stock:

	Implied Per Share Equity Value		Implied Aggregate Equity Value
	Low	High	Low	High
Sirius P/2021E EPS	$12.75	$16.50	$1.490bn	$1.930bn
Sirius P/03-31-2020 BVPS	$13.25	$20.25	$1.550bn	$2.370bn
Sirius P/03-31-2020 TBVPS	$8.50	$16.25	$1.000bn	$1.900bn
The ranges of implied per share equity value for Sirius common stock were compared to the closing share price of Sirius common stock of $7.16 on August 5, 2020, the trading day immediately preceding the date of the written opinion, dated August 6, 2020, and the implied aggregate per share consideration (based on the closing price of Third Point Re common stock on August 5, 2020) of $6.59.
3.      The second paragraph under the section of the Joint Proxy Statement/Prospectus entitled “Opinion of J.P. Morgan Securities LLC, Financial Advisor to Third Point Re—Dividend Discount Analysis Model” is hereby amended and restated in its entirety as follows:
Based on the net income and resulting capital that Sirius and Third Point Re are projected to generate beginning the second-half of 2020E and continuing through year-end 2022E, and applying assumptions of capital required to operate the business formulated under the instruction of Third Point Re management, J.P. Morgan calculated the possible dividends that could be paid during the calendar years 2021E through 2022E subject to capital constraints, assuming no capital is returned through share repurchases. The dividend streams for the calendar years 2021E through 2022E were then discounted to present values using a range of discount rates from 10.75% to 11.75% and from 13.00% to 14.00% for Sirius and Third Point Re, respectively, which were chosen by J.P. Morgan based upon an analysis of the costs of equity for Sirius or Third Point Re, respectively. J.P. Morgan also calculated a range of terminal values for Sirius and Third Point Re at the end of the two and a half-year period ending calendar year 2022E by applying a long-term dividend growth rate ranging from 1.50% to 2.50% for Sirius and Third Point Re and discounted the terminal value using a range of discount rates from 10.75% to 11.75% and from 13.00% to 14.00% for Sirius and Third Point Re, respectively. “Terminal value” refers to the capitalized value of all future dividends to shareholders paid by the company for periods beyond the financial forecast.
4.     The section of the Joint Proxy Statement/Prospectus entitled “Opinion of J.P. Morgan Securities LLC, Financial Advisor to Third Point Re—Miscellaneous” is hereby amended as follows:
The last paragraph on page 126 (such paragraph beginning with “During the two years...”) of the Joint Proxy Statement/Prospectus is amended and restated in its entirety to read as follows:
During the two years preceding the date of its opinion, neither J.P. Morgan nor its affiliates have had any other material financial advisory or other material commercial or investment banking relationships with Third Point Re or Sirius. J.P. Morgan anticipates that it and its affiliates will arrange and/or provide financing to Third Point Re in connection with the merger for compensation of approximately $1.5 million. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Third Point Re and Sirius. In the ordinary course of J.P. Morgan’s businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of Third Point Re or Sirius for its own account or for the accounts of customers and, accordingly, J.P. Morgan may at any time hold long or short positions in such securities or other financial instruments.
5.      The section of the Joint Proxy Statement/Prospectus entitled “Summary—Regulatory Approvals Required for the Merger” is hereby amended to add the following sentence as the last sentence of the second paragraph and the section entitled “Transaction Summary—Regulatory Approvals—Insurance Regulatory” is hereby amended to add the following sentence as the penultimate sentence thereof:
On November 12, 2020, Third Point Re received approval from the UK Prudential Regulation Authority for the acquisition of control by Third Point Re of Sirius International Managing Agency Limited, from the UK Financial Conduct Authority for the acquisition of control by Third Point Re of IMG Europe Limited and A La Carte Healthcare Limited, and from Lloyd’s of London for the acquisition of control by Third Point Re of Sirius International Corporate Member Limited. Third Point Re does not undertake any obligation to provide updates related to obtaining outstanding regulatory approvals.

SAFE HARBOR STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the Merger, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the Merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Third Point Re and Sirius Group and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the risk that Sirius Group shareholders may not adopt the merger agreement or that Third Point Re shareholders may not approve the share issuance, (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (4) the risks that any of the closing conditions to the Merger may not be satisfied in a timely manner, and (5) the risk that the combined company may not achieve the expected benefits of the transaction. Discussions of additional risks and uncertainties are contained in Third Point Re’s and Sirius Group’s filings with the Securities and Exchange Commission. Neither Third Point Re nor Sirius Group is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.
WHERE TO FIND ADDITIONAL INFORMATION
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the Merger, Third Point Re filed with the SEC on October 23, 2020 a final joint proxy statement/prospectus, which was declared effective by the SEC, and each of Third Point Re and Sirius Group may be filing with the SEC other documents regarding the Merger. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents filed by Third Point Re and Sirius Group with the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus and each company’s other filings with the SEC may also be obtained from the respective companies. Free copies of documents filed with the SEC by Third Point Re will be made available free of charge on Third Point Re’s investor relations website at https://www.thirdpointre.com/investors/. Free copies of documents filed with the SEC by Sirius Group will be made available free of charge on Sirius Group’s investor relations website at https://ir.siriusgroup.com/.
PARTICIPANTS IN THE SOLICITATION
Third Point Re and its directors and executive officers, and Sirius Group and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from their respective shareholders in respect of the proposed merger. Information about the directors and executive officers of Third Point Re is set forth in its Annual Proxy Statement, which was filed with the SEC on April 27, 2020. Information about the directors and executive officers of Sirius Group is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 5, 2020 (as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 21, 2020). Investors may obtain additional information regarding the interest of such participants by reading the Joint Proxy Statement/Prospectus.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2020	/s/ Janice R. Weidenborner
	Name:	Janice R. Weidenborner
	Title:	EVP, Group General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)